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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    February 18, 1999


                              Del Webb Corporation
               (Exact name of registrant as specified in charter)


              Delaware                           1-4785                           86-0077724
  (State or other jurisdiction of     (Commission file number)      (IRS employer identification no.)
           incorporation)


6001 North 24th Street, Phoenix, Arizona                                        85016
(Address of principal executive offices)                                     (Zip code)
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Registrant's telephone number, including area code           (602) 808-8088


                                 Not applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         (a) Exhibit 1.1 hereto is the Underwriting Agreement dated February 12,
1999 between Del Webb Corporation, on the one hand, and Warburg Dillon Read LLC,
Goldman, Sachs & Co., Salomon Smith Barney Inc. and NationsBanc Montgomery
Securities LLC, on the other hand.

         (b) Exhibit 1.2 hereto is the Indenture dated as of February 18, 1999 between Del Webb Corporation and Bank of Montreal Trust Company.



ITEM 7.  EXHIBITS.

         (c)      Exhibits:

                  1.1 Underwriting Agreement dated February 12, 1999 between Del Webb Corporation, on the one hand, and Warburg Dillon Read LLC, Goldman, Sachs & Co.,
                           Salomon Smith Barney Inc. and NationsBanc Montgomery
                           Securities LLC, on the other hand.

                  1.2      Indenture dated as of February 18, 1999 between Del
                           Webb Corporation and Bank of Montreal Trust Company.

                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1999

                                 DEL WEBB CORPORATION


                                 By:/s/ Robertson C. Jones
                                    -------------------------------------------
                                      Robertson C. Jones
                                      Senior Vice President and General Counsel

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EXHIBIT INDEX

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                                                                                                      SEQUENTIALLY
                                                                                                        NUMBERED
   EXHIBIT NO.                                       DESCRIPTION                                          PAGE
   -----------                                       -----------                                          ----
           1.1      Underwriting Agreement dated February 12, 1999 between Del Webb Corporation,            _
                    on the one hand, and Warburg Dillon Read LLC, Goldman, Sachs & Co., Salomon
                    Smith Barney Inc. and NationsBanc Montgomery Securities LLC, on the other hand.

           1.2      Indenture dated as of February 18, 1999 between Del Webb Corporation and                _
                    Bank of Montreal Trust Company.
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